Exhibit 10.2

Abaxis, Inc.
Restricted Stock Unit Award Grant Notice
2014 Equity Incentive Plan

Abaxis, Inc. (the “Company”) hereby awards to Participant the number of Restricted Stock Units specified and on the terms set forth below (the “Award”).  The Award is subject to all of the terms and conditions as set forth  in this Restricted Stock Unit Grant Notice (the “Grant Notice”), in the Restricted Stock Unit Award Agreement (the “Award Agreement”) and in the Company’s 2014 Equity Incentive Plan (the “Plan”), all of which are attached hereto and incorporated herein in their entirety.  Capitalized terms not explicitly defined herein but defined in the Plan or the Award Agreement shall have the meanings set forth in the Plan or the Award Agreement, as applicable.  In the event of any conflict between the terms of this Grant Notice, the Award Agreement or the Plan, the terms of the Plan shall control.

Participant:	[Name]

Date of Grant:	[Date]

Vesting Commencement Date	[Date]

Number of Restricted Stock Units:	[_______]

Settlement Date:
For each Restricted Stock Unit and any Dividend Equivalent Unit (as defined in the Award Agreement) received, and subject to any Capitalization Adjustment, one share of Common Stock of the Company will be issued for each Restricted Stock Unit that vests at the time set forth in Section 6 of the Award  Agreement.

Vesting Schedule:	[____________________________], subject to the Participant’s Continuous Service through each such vesting date [and the potential vesting acceleration described in Section 2 of the Award Agreement].

Additional Terms/Acknowledgements:  By their signatures below, the Company and the Participant agree that the Award is governed by this Grant Notice and by the provisions of the Plan and the Award Agreement, both of which are attached to and made a part of this document.  The Participant acknowledges receipt of copies of the Plan, this Notice, the Award Agreement and the stock plan prospectus for this Plan and represents that the Participant has read and is familiar with their provisions.  As of the Date of Grant set forth above, this Grant Notice, the Plan and the Award Agreement set forth the entire understanding between Participant and the Company and any Affiliate regarding the Award and supersedes all prior oral and written agreements, promises and/or representations on that subject, with the exception of (i) restricted stock units or other stock awards previously granted and delivered to Participant, (ii) any compensation recovery policy maintained by the Company or is otherwise required by applicable law and (iii) any written employment or severance or change in control (or similar) arrangement between the Participant and the Company or an Affiliate that would provide for vesting acceleration of this Award upon the terms and conditions set forth therein.

The Participant hereby accepts the Award subject to all of the terms and conditions of this Notice, the Award Agreement and the Plan.  Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

ABAXIS, INC.	PARTICIPANT

By:
Signature

Its:
Date

Address:	3240 Whipple Road
	Union City, CA 94587	Address

ATTACHMENTS:	2014 Equity Incentive Plan; Restricted Stock Unit Agreement and Plan Prospectus

Standard Form

Abaxis, Inc.
2014 Equity Incentive Plan

Restricted Stock Unit Award Agreement

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Award Agreement (the “Award Agreement”) and in consideration of your services, Abaxis, Inc. (the “Company”) has awarded you a Restricted Stock Unit Award (the “Award”) under its 2014 Equity Incentive Plan (the “Plan”) for the number of Restricted Stock Units indicated in the Grant Notice (the “Stock Units”).  Capitalized terms not explicitly defined in this Award Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your Award, in addition to those set forth in the Grant Notice and the Plan are as follows:

1.            Grant of the Award.  This Award represents your right to be issued on a future date one share of the Company’s Common Stock for each Stock Unit indicated in the Grant Notice that vests.    As of the Date of Grant specified in the Grant Notice, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Stock Units subject to the Award.  This Award was granted in consideration of your services to the Company.

2.            Vesting.  Subject to the provisions contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice.  Vesting will cease upon the termination of your Continuous Service for any reason.  Upon such termination of your Continuous Service, any Stock Units credited to the Account that were not yet vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in such Stock Units or the shares of Common Stock to be issued in respect of such portion of the Award.

3.            Number of Stock Units & Shares of Common Stock.

(a)        The Stock Units subject to your Award will be adjusted for Capitalization Adjustments, as provided in the Plan.

(b)            Any additional Stock Units and any shares, cash or other property that become subject to the Award pursuant to this Section 3, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Stock Units and shares covered by your Award.

(c)            No fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3.  Except as provided in Section 7 or otherwise provided by the Company, any fraction of a share will be rounded down to the nearest whole share.

4.            Securities Law Compliance.  You will not be issued any Common Stock in respect of your Stock Units or other shares with respect to your Stock Units unless either (i) the shares are registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with all other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

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5.            Transferability.  Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of any portion of the Stock Units or the shares in respect of your Stock Units.  For example, you may not use shares that may be issued in respect of your Stock Units as security for a loan, nor may you transfer, pledge, sell or otherwise dispose of such shares.  This restriction on transfer will lapse upon delivery to you of shares in respect of your vested Stock Units.

(a)            Death.  Your Stock Units are not transferable other than by will and by the laws of descent and distribution.  Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect transactions under the Plan, designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock or other consideration to which you were entitled at the time of your death pursuant to this Award Agreement.  In the absence of such a designation, your executor or administrator of your estate will be entitled to receive, on behalf of your estate, such Common Stock or other consideration.

(b)            Domestic Relations Orders.  Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive the distribution of Common Stock or other consideration under your Stock Units, pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by applicable law that contains the information required by the Company to effectuate the transfer.  You are encouraged to discuss with the Company the proposed terms of any such transfer prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order, marital settlement agreement or other divorce or separation instrument.  The Company is not obligated to allow you to transfer your Award in connection with your domestic relations order, marital settlement agreement or other divorce or separation instrument.

6.            Date of Issuance.

(a)            To the extent that your Award is exempt from the application of Section 409A of the Code, the issuance of shares in respect of the Stock Units is intended to comply with Treasury Regulation Section 1.409A-1(b)(4) and will be construed and administered in such a manner.

(b)            Subject to the satisfaction of the withholding obligations set forth in Section 10 of this Award Agreement, in the event one or more Stock Units vests, the Company will issue to you, on the vesting date, one share of Common Stock for each Stock Unit that vests and such issuance date is referred to as the “Original Issuance Date.” If the Original Issuance Date falls on a date that is not a business day, delivery will instead occur on the next following business day.

Standard Form

(c)            However, if (i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Plan”)), and (ii) the Company elects, prior to the Original Issuance Date, (1) not to satisfy the Withholding Taxes described in Section 10 by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award, (2) not to permit you to enter into a “same day sale” commitment with a broker-dealer pursuant to Section 10 of this Award Agreement (including but not limited to a commitment under a 10b5-1 Plan) and (3) not to permit you to pay your Withholding Taxes in cash or from other compensation, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulation Section 1.409A-1(b)(4), no later than the date that is the later of (i) the 15th day of the third month following the end of the calendar year in which such shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulation Section 1.409A-1(d) or (ii) the 15th day of the third month following the end of the Company’s fiscal year in which such shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulation Section 1.409A-1(d).

7.            Dividends.  On the date that the Company pays a cash dividend to holders of the Common Stock generally, you will be credited with a number of whole additional Stock Units (“Dividend Equivalent Unit”), which number will be determined by dividing (a) the product of (i) the dollar amount of the cash dividend paid per share of Common Stock on such date and (ii) the total number of Stock Units and Dividend Equivalent Units, if any, previously credited to your Account in respect of this Award and which have not been settled or forfeited as of such date, by (b) the Fair Market Value on such date, with any fractional Dividend Equivalent Units unless otherwise provided by the Company, rounded up to the nearest whole number.  All Dividend Equivalent Units will be subject to all of the same terms and conditions of the Stock Units to which they relate and shall vest and be settled or forfeited in the same manner and at the same time as the Stock Units originally subject to this Award with respect to which they have been credited. Except as provided in this Section 7 with respect to cash dividends, you will receive no other benefit or adjustment to your Stock Units with respect to any stock dividend or other distribution except as provided in the Plan with respect to a Capitalization Adjustment.

8.            Restrictive Legends.  The Common Stock issued with respect to your Stock Units will be endorsed with appropriate legends, if any, as determined by the Company.

9.           Award not a Service Contract.

(a)            Except as otherwise provided in a separate, written employment or other agreement between the Company and/or its Affiliates and you, your Continuous Service is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice.  Nothing in this Award Agreement (including, but not limited to, the vesting of your Stock Units or the issuance of the shares in respect of your Stock Units), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Award Agreement or the Plan will:  (i) confer upon you any right to continue in the employ or service of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Award Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Award Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

Standard Form

(b)            By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award pursuant to the vesting schedule provided in the Grant Notice is earned only by continuing as an employee, director or consultant at the will of the Company or an Affiliate, as applicable (not through the act of being hired, being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”).  You further acknowledge and agree that such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Award Agreement, including but not limited to, the termination of the right to continue vesting in the Award.  You further acknowledge and agree that this Award Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Award Agreement, for any period, or at all, and shall not interfere in any way with your right or the Company’s right to terminate your Continuous Service at any time, with or without cause and with or without notice.

10.        Withholding Obligations.

(a)            On each vesting date, and on or before the time you receive a distribution of the shares in respect of your Stock Units, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you hereby authorize any required withholdings from the shares of Common Stock issuable to you and/or otherwise agree to make adequate provision, including in cash, for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with your Award (the “Withholding Taxes”).  Specifically, the Company or an Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment; (iii) permitting or requiring you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Stock Units to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with your Stock Units with a Fair Market Value (measured as of the date shares of Common Stock are issued to you) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and, if applicable, foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income; and provided further, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, such share withholding procedure shall be subject to the express prior approval of the Board or a duly authorized committee thereof.

Standard Form

(b)            Unless the Withholding Taxes of the Company and/or any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock or other consideration pursuant to this Award.

(c)            In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

11.        Unsecured Obligation.  Your Award is unfunded, and as a holder of vested Stock Units, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property pursuant to this Award Agreement.  You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this Award Agreement until such shares are issued to you.   Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company.  Nothing contained in this Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

12.        Other Documents.  You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus.  In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

13.        Notices.  Any notices provided for in this Award Agreement or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.  The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means.  By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

14.        Miscellaneous.

(a)            The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)            You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

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(c)            You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.

(d)            This Award Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)            All obligations of the Company under the Plan and this Award Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15.        Governing Plan Document.  Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In addition, your Award will be subject to recoupment in accordance with any clawback policy that the Company has adopted or any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd–Frank Wall Street Reform and Consumer Protection Act or other applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any plan of or agreement with the Company.  Except as expressly provided in this Award Agreement or the Grant Notice, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control.

16.        Severability.  If all or any part of this Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

17.        Effect on Other Employee Benefit Plans.  The value of the Award subject to this Award Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating the Employee’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

18.        Amendment.  Any amendment to this Award Agreement must be in writing, signed by a duly authorized representative of the Company. The Board reserves the right to amend this Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, interpretation,  ruling, or judicial decision.

Standard Form

19.        Compliance with Section 409A of the Code.  This Award is intended to be exempt from the application of Section 409A of the Code, including but not limited to by reason of complying with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4) and any ambiguities herein shall be interpreted accordingly.  However, if this Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and therefore deemed to be deferred compensation subject to, Section 409A of the Code, this Award shall comply with Section 409A of the Code to the extent necessary to avoid adverse personal tax consequences and any ambiguities herein shall be interpreted accordingly.  To the extent this Award is subject to Section 409A of the Code and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled dates and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of taxation on you in respect of the shares under Section 409A of the Code.  Each installment of shares that vests is a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).

20.        No Obligation to Minimize Taxes.  The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award.  You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.

*            *            *

This Restricted Stock Unit Award Agreement will be deemed to be accepted by you upon your acceptance of the Restricted Stock Unit Grant Notice to which it is attached.

Executive Officers and Designated Persons
Abaxis, Inc.
2014 Equity Incentive Plan

Restricted Stock Unit Award Agreement

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Award Agreement (the “Award Agreement”) and in consideration of your services, Abaxis, Inc. (the “Company”) has awarded you a Restricted Stock Unit Award (the “Award”) under its 2014 Equity Incentive Plan (the “Plan”) for the number of Restricted Stock Units indicated in the Grant Notice (the “Stock Units”).  Capitalized terms not explicitly defined in this Award Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your Award, in addition to those set forth in the Grant Notice and the Plan are as follows:

1.            Grant of the Award.  This Award represents your right to be issued on a future date one share of the Company’s Common Stock for each Stock Unit indicated in the Grant Notice that vests.    As of the Date of Grant specified in the Grant Notice, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Stock Units subject to the Award.  This Award was granted in consideration of your services to the Company.

2.            Vesting.

(a)            Subject to the provisions contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice.  Vesting will cease upon the termination of your Continuous Service for any reason.  Upon such termination of your Continuous Service, any Stock Units credited to the Account that were not yet vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in such Stock Units or the shares of Common Stock to be issued in respect of such portion of the Award.

(b)            Notwithstanding the foregoing, the vesting of your Award shall be subject to acceleration in connection with a Change in Control as may be provided in any written agreement between you and the Company or any Affiliate that covers this Award, including but not limited to your employment agreement with the Company or an Affiliate or a change of control or severance plan maintained by the Company or an Affiliate in which you participate.

3.            Number of Stock Units & Shares of Common Stock.

(a)            The Stock Units subject to your Award will be adjusted for Capitalization Adjustments, as provided in the Plan.

(b)            Any additional Stock Units and any shares, cash or other property that become subject to the Award pursuant to this Section 3, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Stock Units and shares covered by your Award.

Executive Officers and Designated Persons

(c)            No fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3.  Except as provided in Section 7 or otherwise provided by the Company, any fraction of a share will be rounded down to the nearest whole share.

4.            Securities Law Compliance.  You will not be issued any Common Stock in respect of your Stock Units or other shares with respect to your Stock Units unless either (i) the shares are registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with all other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

5.            Transferability.  Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of any portion of the Stock Units or the shares in respect of your Stock Units.  For example, you may not use shares that may be issued in respect of your Stock Units as security for a loan, nor may you transfer, pledge, sell or otherwise dispose of such shares.  This restriction on transfer will lapse upon delivery to you of shares in respect of your vested Stock Units.

(a)            Death.  Your Stock Units are not transferable other than by will and by the laws of descent and distribution.  Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect transactions under the Plan, designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock or other consideration to which you were entitled at the time of your death pursuant to this Award Agreement.  In the absence of such a designation, your executor or administrator of your estate will be entitled to receive, on behalf of your estate, such Common Stock or other consideration.

(b)            Domestic Relations Orders.  Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive the distribution of Common Stock or other consideration under your Stock Units, pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by applicable law that contains the information required by the Company to effectuate the transfer.  You are encouraged to discuss with the Company the proposed terms of any such transfer prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order, marital settlement agreement or other divorce or separation instrument.  The Company is not obligated to allow you to transfer your Award in connection with your domestic relations order, marital settlement agreement or other divorce or separation instrument.

6.            Date of Issuance.

(a)            To the extent that your Award is exempt from the application of Section 409A of the Code, the issuance of shares in respect of the Stock Units is intended to comply with Treasury Regulation Section 1.409A-1(b)(4) and will be construed and administered in such a manner.

Executive Officers and Designated Persons

(b)            Subject to the satisfaction of the withholding obligations set forth in Section 10 of this Award Agreement, in the event one or more Stock Units vests, the Company will issue to you, on the vesting date, one share of Common Stock for each Stock Unit that vests and such issuance date is referred to as the “Original Issuance Date.” If the Original Issuance Date falls on a date that is not a business day, delivery will instead occur on the next following business day.

(c)            However, if (i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Plan”)), and (ii) the Company elects, prior to the Original Issuance Date, (1) not to satisfy the Withholding Taxes described in Section 10 by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award, (2) not to permit you to enter into a “same day sale” commitment with a broker-dealer pursuant to Section 10 of this Award Agreement (including but not limited to a commitment under a 10b5-1 Plan) and (3) not to permit you to pay your Withholding Taxes in cash or from other compensation, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulation Section 1.409A-1(b)(4), no later than the date that is the later of (i) the 15th day of the third month following the end of the calendar year in which such shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulation Section 1.409A-1(d) or (ii) the 15th day of the third month following the end of the Company’s fiscal year in which such shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulation Section 1.409A-1(d).

7.            Dividends.  On the date that the Company pays a cash dividend to holders of the Common Stock generally, you will be credited with a number of whole additional Stock Units (“Dividend Equivalent Unit”), which number will be determined by dividing (a) the product of (i) the dollar amount of the cash dividend paid per share of Common Stock on such date and (ii) the total number of Stock Units and Dividend Equivalent Units, if any, previously credited to your Account in respect of this Award and which have not been settled or forfeited as of such date, by (b) the Fair Market Value on such date, with any fractional Dividend Equivalent Units unless otherwise provided by the Company, rounded up to the nearest whole number.  All Dividend Equivalent Units will be subject to all of the same terms and conditions of the Stock Units to which they relate and shall vest and be settled or forfeited in the same manner and at the same time as the Stock Units originally subject to this Award with respect to which they have been credited. Except as provided in this Section 7 with respect to cash dividends, you will receive no other benefit or adjustment to your Stock Units with respect to any stock dividend or other distribution except as provided in the Plan with respect to a Capitalization Adjustment.

8.            Restrictive Legends.  The Common Stock issued with respect to your Stock Units will be endorsed with appropriate legends, if any, as determined by the Company.

Executive Officers and Designated Persons

9.            Award not a Service Contract.

(a)            Except as otherwise provided in a separate, written employment or other agreement between the Company and/or its Affiliates and you, your Continuous Service is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice.  Nothing in this Award Agreement (including, but not limited to, the vesting of your Stock Units or the issuance of the shares in respect of your Stock Units), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Award Agreement or the Plan will:  (i) confer upon you any right to continue in the employ or service of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Award Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Award Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

(b)            By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award pursuant to the vesting schedule provided in the Grant Notice is earned only by continuing as an employee, director or consultant at the will of the Company or an Affiliate, as applicable (not through the act of being hired, being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”).  You further acknowledge and agree that such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Award Agreement, including but not limited to, the termination of the right to continue vesting in the Award.  You further acknowledge and agree that this Award Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Award Agreement, for any period, or at all, and shall not interfere in any way with your right or the Company’s right to terminate your Continuous Service at any time, with or without cause and with or without notice.

10.        Withholding Obligations.

(a)            On each vesting date, and on or before the time you receive a distribution of the shares in respect of your Stock Units, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you hereby authorize any required withholdings from the shares of Common Stock issuable to you and/or otherwise agree to make adequate provision, including in cash, for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with your Award (the “Withholding Taxes”).  Specifically, the Company or an Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment; (iii) permitting or requiring you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Stock Units to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with your Stock Units with a Fair Market Value (measured as of the date shares of Common Stock are issued to you) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and, if applicable, foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income; and provided further, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, such share withholding procedure shall be subject to the express prior approval of the Board or a duly authorized committee thereof.

Executive Officers and Designated Persons

(b)            Unless the Withholding Taxes of the Company and/or any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock or other consideration pursuant to this Award.

(c)            In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

11.        Unsecured Obligation.  Your Award is unfunded, and as a holder of vested Stock Units, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property pursuant to this Award Agreement.  You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this Award Agreement until such shares are issued to you.   Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company.  Nothing contained in this Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

12.        Other Documents.  You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus.  In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

13.        Notices.  Any notices provided for in this Award Agreement or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.  The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means.  By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Executive Officers and Designated Persons

14.        Miscellaneous.

(a)            The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)            You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c)            You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.

(d)            This Award Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)            All obligations of the Company under the Plan and this Award Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15.        Governing Plan Document.  Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In addition, your Award will be subject to recoupment in accordance with any clawback policy that the Company has adopted or any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd–Frank Wall Street Reform and Consumer Protection Act or other applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any plan of or agreement with the Company.  Except as expressly provided in this Award Agreement or the Grant Notice, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control.

16.        Severability.  If all or any part of this Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

17.        Effect on Other Employee Benefit Plans.  The value of the Award subject to this Award Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating the Employee’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

Executive Officers and Designated Persons

18.        Amendment.  Any amendment to this Award Agreement must be in writing, signed by a duly authorized representative of the Company. The Board reserves the right to amend this Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, interpretation,  ruling, or judicial decision.

19.        Compliance with Section 409A of the Code.  This Award is intended to be exempt from the application of Section 409A of the Code, including but not limited to by reason of complying with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4) and any ambiguities herein shall be interpreted accordingly.  However, if this Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and therefore deemed to be deferred compensation subject to, Section 409A of the Code, this Award shall comply with Section 409A of the Code to the extent necessary to avoid adverse personal tax consequences and any ambiguities herein shall be interpreted accordingly.  To the extent this Award is subject to Section 409A of the Code and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled dates and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of taxation on you in respect of the shares under Section 409A of the Code.  Each installment of shares that vests is a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).

20.        No Obligation to Minimize Taxes.  The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award.  You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.

*            *            *

This Restricted Stock Unit Award Agreement will be deemed to be accepted by you upon your acceptance of the Restricted Stock Unit Grant Notice to which it is attached.

Non-Employee Directors
Abaxis, Inc.
2014 Equity Incentive Plan

Restricted Stock Unit Award Agreement

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Award Agreement (the “Award Agreement”) and in consideration of your services, Abaxis, Inc. (the “Company”) has awarded you a Restricted Stock Unit Award (the “Award”) under its 2014 Equity Incentive Plan (the “Plan”) for the number of Restricted Stock Units indicated in the Grant Notice (the “Stock Units”).  Capitalized terms not explicitly defined in this Award Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your Award, in addition to those set forth in the Grant Notice and the Plan are as follows:

1.            Grant of the Award.  This Award represents your right to be issued on a future date one share of the Company’s Common Stock for each Stock Unit indicated in the Grant Notice that vests.    As of the Date of Grant specified in the Grant Notice, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Stock Units subject to the Award.  This Award was granted in consideration of your services to the Company.

2.            Vesting.

(a)            Subject to the provisions contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice.  Vesting will cease upon the termination of your Continuous Service for any reason.  Upon such termination of your Continuous Service, any Stock Units credited to the Account that were not yet vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in such Stock Units or the shares of Common Stock to be issued in respect of such portion of the Award.

(b)            Notwithstanding the foregoing, the vesting of the Award shall accelerate in full to a date prior to the effective time of a Change in Control as the Board determines (or, if the Board does not determine such a date, to the date that is ten (10) days prior to the effective date of the Change in Control), contingent upon the effectiveness of such Change in Control.

3.            Number of Stock Units & Shares of Common Stock.

(a)            The Stock Units subject to your Award will be adjusted for Capitalization Adjustments, as provided in the Plan.

(b)            Any additional Stock Units and any shares, cash or other property that become subject to the Award pursuant to this Section 3, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Stock Units and shares covered by your Award.

Non-Employee Directors

(c)            No fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3.  Except as provided in Section 7 or otherwise provided by the Company, any fraction of a share will be rounded down to the nearest whole share.

4.            Securities Law Compliance.  You will not be issued any Common Stock in respect of your Stock Units or other shares with respect to your Stock Units unless either (i) the shares are registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with all other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

5.            Transferability.  Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of any portion of the Stock Units or the shares in respect of your Stock Units.  For example, you may not use shares that may be issued in respect of your Stock Units as security for a loan, nor may you transfer, pledge, sell or otherwise dispose of such shares.  This restriction on transfer will lapse upon delivery to you of shares in respect of your vested Stock Units.

(a)            Death.  Your Stock Units are not transferable other than by will and by the laws of descent and distribution.  Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect transactions under the Plan, designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock or other consideration to which you were entitled at the time of your death pursuant to this Award Agreement.  In the absence of such a designation, your executor or administrator of your estate will be entitled to receive, on behalf of your estate, such Common Stock or other consideration.

(b)            Domestic Relations Orders.  Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive the distribution of Common Stock or other consideration under your Stock Units, pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by applicable law that contains the information required by the Company to effectuate the transfer.  You are encouraged to discuss with the Company the proposed terms of any such transfer prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order, marital settlement agreement or other divorce or separation instrument.  The Company is not obligated to allow you to transfer your Award in connection with your domestic relations order, marital settlement agreement or other divorce or separation instrument.

6.            Date of Issuance.

(a)            To the extent that your Award is exempt from the application of Section 409A of the Code, the issuance of shares in respect of the Stock Units is intended to comply with Treasury Regulation Section 1.409A-1(b)(4) and will be construed and administered in such a manner.

(b)            Subject to the satisfaction of the withholding obligations set forth in Section 10 of this Award Agreement, in the event one or more Stock Units vests, the Company will issue to you, on the vesting date, one share of Common Stock for each Stock Unit that vests and such issuance date is referred to as the “Original Issuance Date.” If the Original Issuance Date falls on a date that is not a business day, delivery will instead occur on the next following business day.

Non-Employee Directors

(c)            However, if (i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Plan”)), and (ii) the Company elects, prior to the Original Issuance Date, not to satisfy the Withholding Taxes described in Section 10 by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award , then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulation Section 1.409A-1(b)(4), no later than the date that is the later of (i) the 15th day of the third month following the end of the calendar year in which such shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulation Section 1.409A-1(d) or (ii) the 15th day of the third month following the end of the Company’s fiscal year in which such shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulation Section 1.409A-1(d).

7.            Dividends.  On the date that the Company pays a cash dividend to holders of the Common Stock generally, you will be credited with a number of whole additional Stock Units (“Dividend Equivalent Unit”), which number will be determined by dividing (a) the product of (i) the dollar amount of the cash dividend paid per share of Common Stock on such date and (ii) the total number of Stock Units and Dividend Equivalent Units, if any, previously credited to your Account in respect of this Award and which have not been settled or forfeited as of such date, by (b) the Fair Market Value on such date, with any fractional Dividend Equivalent Units unless otherwise provided by the Company, rounded up to the nearest whole number.  All Dividend Equivalent Units will be subject to all of the same terms and conditions of the Stock Units to which they relate and shall vest and be settled or forfeited in the same manner and at the same time as the Stock Units originally subject to this Award with respect to which they have been credited. Except as provided in this Section 7 with respect to cash dividends, you will receive no other benefit or adjustment to your Stock Units with respect to any stock dividend or other distribution except as provided in the Plan with respect to a Capitalization Adjustment.

8.            Restrictive Legends.  The Common Stock issued with respect to your Stock Units will be endorsed with appropriate legends, if any, as determined by the Company.

Non-Employee Directors

9.            Award not a Service Contract.

(a)            Except as otherwise provided in a separate, written employment or other agreement between the Company and/or its Affiliates and you, your Continuous Service is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice.  Nothing in this Award Agreement (including, but not limited to, the vesting of your Stock Units or the issuance of the shares in respect of your Stock Units), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Award Agreement or the Plan will:  (i) confer upon you any right to continue in the employ or service of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Award Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Award Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

(b)            By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award pursuant to the vesting schedule provided in the Grant Notice is earned only by continuing as an employee, director or consultant at the will of the Company or an Affiliate, as applicable (not through the act of being hired, being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”).  You further acknowledge and agree that such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Award Agreement, including but not limited to, the termination of the right to continue vesting in the Award.  You further acknowledge and agree that this Award Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Award Agreement, for any period, or at all, and shall not interfere in any way with your right or the Company’s right to terminate your Continuous Service at any time, with or without cause and with or without notice.

10.        Withholding Obligations.

(a)            On each vesting date, and on or before the time you receive a distribution of the shares in respect of your Stock Units, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you hereby authorize any required withholdings from the shares of Common Stock issuable to you and/or otherwise agree to make adequate provision, including in cash, for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with your Award (the “Withholding Taxes”).  Specifically, the Company or an Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment; (iii) permitting or requiring you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Stock Units to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with your Stock Units with a Fair Market Value (measured as of the date shares of Common Stock are issued to you) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and, if applicable, foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income; and provided further, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, such share withholding procedure shall be subject to the express prior approval of the Board or a duly authorized committee thereof.

Non-Employee Directors

(b)            Unless the Withholding Taxes of the Company and/or any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock or other consideration pursuant to this Award.

(c)            In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

11.        Unsecured Obligation.  Your Award is unfunded, and as a holder of vested Stock Units, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property pursuant to this Award Agreement.  You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this Award Agreement until such shares are issued to you.   Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company.  Nothing contained in this Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

12.        Other Documents.  You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus.  In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

13.        Notices.  Any notices provided for in this Award Agreement or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.  The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means.  By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Non-Employee Directors

14.        Personal Data.  You understand that your employer, if applicable, the Company, and/or its Affiliates hold certain personal information about you, including but not limited to your name, home address, telephone number, date of birth, social security or equivalent tax identification number, salary, nationality, job title, and details of your Award (the “Personal Data”).  Certain Personal Data may also constitute “Sensitive Personal Data” or similar classification under applicable local law and be subject to additional restrictions on collection, processing and use of the same under such laws.  Such data include but are not limited to Personal Data and any changes thereto, and other appropriate personal and financial data about you.  You hereby provide express consent to the Company or its Affiliates to collect, hold, and process any such Personal Data and Sensitive Personal Data.  You also hereby provide express consent to the Company and/or its Affiliates to transfer any such Personal Data and Sensitive Personal Data outside the country in which you are employed or retained, including transfers to the United States, if applicable.  The legal persons for whom such Personal Data are intended are the Company and any broker company providing services to the Company in connection with the administration of the Plan.  You have been informed of your right to access and correct your Personal Data and/or Sensitive Personal Data by applying to the Company.

15.         Additional Acknowledgements.  You hereby consent and acknowledge that:

(a)            Participation in the Plan is voluntary and therefore you must accept the terms and conditions of the Plan and this Award Agreement and Grant Notice as a condition to participating in the Plan and receipt of this Award.  This Award and any other awards under the Plan are voluntary and occasional and do not create any contractual or other right to receive future awards or other benefits in lieu of future awards, even if similar awards have been granted repeatedly in the past. All determinations with respect to any such future awards, including, but not limited to, the time or times when such awards are made, the size of such awards and performance and other conditions applied to the awards, will be at the sole discretion of the Company.

(b)            The future value of your Award is unknown and cannot be predicted with certainty.  You do not have, and will not assert, any claim or entitlement to compensation, indemnity or damages arising from the termination of this Award or diminution in value of this Award and you irrevocably release the Company, its Affiliates and, if applicable, your employer, if different from the Company, from any such claim that may arise.

(c)            The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(d)            Upon request, you agree to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(e)            You  have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.

(f)            This Award Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(g)            All obligations of the Company under the Plan and this Award Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Non-Employee Directors

16.        Governing Plan Document.  Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In addition, your Award will be subject to recoupment in accordance with any clawback policy that the Company has adopted or any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd–Frank Wall Street Reform and Consumer Protection Act or other applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any plan of or agreement with the Company.  Except as expressly provided in this Award Agreement or the Grant Notice, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control.

17.        Severability.  If all or any part of this Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.        Effect on Other Employee Benefit Plans.  The value of the Award subject to this Award Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating the Employee’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

19.        Amendment.  Any amendment to this Award Agreement must be in writing, signed by a duly authorized representative of the Company. The Board reserves the right to amend this Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, interpretation,  ruling, or judicial decision.

20.        Compliance with Section 409A of the Code.  This Award is intended to be exempt from the application of Section 409A of the Code, including but not limited to by reason of complying with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4) and any ambiguities herein shall be interpreted accordingly.  However, if this Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and therefore deemed to be deferred compensation subject to, Section 409A of the Code, this Award shall comply with Section 409A of the Code to the extent necessary to avoid adverse personal tax consequences and any ambiguities herein shall be interpreted accordingly.  To the extent this Award is subject to Section 409A of the Code and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled dates and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of taxation on you in respect of the shares under Section 409A of the Code.  Each installment of shares that vests is a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).

21.        No Obligation to Minimize Taxes.  The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award.  You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.

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This Restricted Stock Unit Award Agreement will be deemed to be accepted by you upon your acceptance of the Restricted Stock Unit Grant Notice to which it is attached.